Securities Available for Sale - Summary of Sales of Securities Available for Sale (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Amortized Cost and Fair Value Debt Securities [Abstract]
Proceeds received from sales	$ 8,248	$ 4,691
Gross gains	102	96
Gross losses	0	(1)
Net gain from sale of securities	$ 102	$ 95